DEFINED CONTRIBUTION 401 (k) PLAN	12 Months Ended
Jun. 30, 2012
Notes to Financial Statements
Note 13. DEFINED CONTRIBUTION 401 (k) PLAN

The Company implemented a 401(k) plan in September, 2007.  Eligible employees contribute to the 401(k) plan. Employees become eligible after attaining age 19 and after one year of employment with the Company.  The employee may become a participant of the 401(k) plan on the first day of the month following the completion of the eligibility requirements.  Effective September, 2007, the Company implemented an elective contribution to the plan of 25% of the employee’s contribution up to 6% of the employee’s contribution (the “Contribution”).  The Contributions are subject to a vesting schedule and become fully vested after one year of service, retirement, death or disability, whichever occurs first.  The Company made contributions of approximately $14,000 and approximately $13,000 for the years ended June 30, 2012 and 2011.